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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                          Reported): February 26, 2003



                    RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
                    -----------------------------------------
             (Exact name of registrant as specified in its charter)



            Delaware                   333-86786                41-1955181
            --------                   ---------                ----------
  (State or Other Jurisdiction        (Commission            (I.R.S. Employer
       of Incorporation)              File Number)         Identification No.)


        8400 Normandale Lake Boulevard, Suite 250, Minneapolis, MN 55437
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (952) 857-7000

          (Former name or former address, if changed since last report

                         Exhibit Index located on Page 4



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Items 1  through  4,  Item 6 and Item 8 are not  included  because  they are not applicable.

Item 5.  Other Events.

Filing of Computational Materials

In connection with the offering of the GMACM Mortgage Pass-Through Certificates, Series 2003-J1 (the "Certificates"), Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriter") have prepared certain materials (the "Computational Materials") for distribution to potential investors. Although Residential Asset Mortgage Products, Inc. (the "Company") provided the Underwriter with certain information regarding the characteristics of the mortgage loans (the "Mortgage Loans") in the related portfolio, the Company did not participate in the preparation of the Computational Materials.

For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to the Certificates, any of the following: yield; average life; duration, expected maturity; interest rate sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Computational Materials listed as Exhibit 99.1 are filed on Form SE dated February 25, 2003. The Computational Materials consist of the pages that appear after the Form SE cover sheet.

Item 7.  Financial Statements and Exhibits

Information and Exhibits

(a) Not applicable.

(b) Not applicable.

(c) Exhibits:


                  ITEM 601(A) OF
                  REGULATION S-K
EXHIBIT NUMBER    EXHIBIT NO.        DESCRIPTION

1                 99.1             Merrill Lynch, Pierce,
                                   Fenner & Smith Incorporated
                                   Computational Materials





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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        RESIDENTIAL ASSET MORTGAGE
                                        PRODUCTS, INC.


                                            By:  /s/ Patricia C. Taylor
                                               Name: Patricia C. Taylor
                                               Title: Vice President

Dated:  February 26, 2003



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                                  Exhibit Index


                  ITEM 601(A) OF
                  REGULATION S-K
EXHIBIT NUMBER    EXHIBIT NO.        DESCRIPTION                PAGE

1                 99.1             Merrill Lynch, Pierce,       Filed Manually
                                   Fenner & Smith Incorporated
                                   Computational Materials

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